EXHIBIT 10.3


                                    CONTRACT

         This agreement, made and entered into this 14th day of November 1999 by and between BSC, Inc. of 450 Old Vine Street, Lexington, Kentucky, hereinafter referred to as BSC and First Security Bank of Lexington, KY, hereinafter referred to as First Security Bank.

                                   WITNESSETH:

         WHEREAS BSC is a company authorized to do business in the State of Kentucky, who provides operational outsourcing services for certain financial institutions and,

         WHEREAS, First Security Bank desires to contract with BSC for the services as described herein, the parties agree and covenant as follows:

1.       DESCRIPTION OF SERVICES AND FEES

         BSC agrees to provide to First Security Bank the following services with attendant fees:

         (a) Proof of deposit and item encoding at 2.5 cents per item.

         (b) Bulk filing, exception item pull, and preparation of statements including the printing of statements, stuffing of envelopes with statements and enclosures for mailing at 30 cents per statement and 2 cents per enclosure. Savings statements and revolving credit statements with no enclosures will be charged at 20 cents per statement.

         (c)   Provide microfilming of all items at .3 cents per item.
         (d) Perform research activities. Once a research activity is received by BSC, BSC shall have seven (7) days in which to respond to said request. Failure to do so may be deemed a material breach of this contract. Such research will be charged at $15.00 per hour and 25 cents per copy or fax.

         All fees to become due and payable by the 10th of the month following services rendered.

2.       COURIER SERVICE

         First Security Bank shall provide for all courier service.

3.       DURATION AND TERMINATION

         The period of this contract shall be for twenty four (24) consecutive months beginning with the date of this contract.

4.       INSURANCE

         BSC's is covered by the St. Paul Fire & Marine Insurance Company under their standard business policy. The coverage includes errors and omission and has general liability protection aggregate liability limit of $1,000,000.00 and blanket employee with an dishonesty protection with a liability of $1,000,000.00.

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5.       PROPRIETARY NATURE OF DATA

         It is agreed that all data and information furnished to BSC by First Security Bank is to be regarded by the parties as confidential and is to be held in confidence and safekeeping by BSC for the sole use of First Security Bank. BSC may not sell, assign or in any way divulge any lists of First Security Bank customers or business regarding any customer of First Security Bank.

6. This contract contains all the terms and conditions agreed upon by the parties hereto, and no other agreement, oral or otherwise regarding the subject matter of this contract shall be deemed to exist or to bind any of the parties hereto. All previous communications, representations, warranties, promises, conditions, or agreements of any kind or nature whatsoever shall not be binding upon the parties unless incorporated into this contract directly or by reference. This contract covers and includes the entire agreement between the parties.

7. It is distinctly understood that BSC cannot assign or sublet the rights of this contract without the express written consent of First Security Bank.

8. It is distinctly understood by and between the parties that BSC is an independent contractor for all purposes.

9. This contract shall be construed under the laws of the State of Kentucky both as to interpretation and performance.


         IN TESTIMONY WHEREOF, the parties hereto, individually and by their respective and duly authorized officers, have hereunto set their name.

                                            BSC, INC.

                                            BY:/s/Michael A. Hurter
DATE:  11-14-99                                   President

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                                            FIRST SECURITY BANK

                                            BY: /s/Julian E. Beard
                                                   Chairman/President


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